Exhibit 10(t)

THIRD AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT

Third Amendment to Revolving Loan and Security Agreement (“Amendment”) dated as of October 31, 2015 by and among ENZO BIOCHEM, INC., a New York corporation (“Enzo”), ENZO CLINICAL LABS, INC., a New York corporation (“Enzo Clinical Labs”), ENZO LIFE SCIENCES, INC., a New York corporation (“Enzo Life Sciences”), AXXORA, LLC, a Delaware limited liability company (“Axxora”), ENZO REALTY LLC, a New York limited liability company (“Enzo Realty”, together with Enzo, Enzo Clinical Labs, Enzo Life Sciences, Axxora and each other Person joined to the Loan Agreement (as defined below) as a borrower from time to time, collectively, the “Borrowers” and each a “Borrower”), ENZO THERAPEUTICS, INC., a New York corporation, as a Guarantor (“Enzo Therapeutics”, together with Borrowers, the “Loan Parties” and each a “Loan Party”), HFG-HEALTHCO-4 TRUST, a Delaware statutory trust (f/k/a HFG-Healthco-4, LLC, “HFG-4”), in its capacity as a Lender (together with any other financial institutions party to the Loan Agreement as a lender, the “Lenders”), and MIDCAP FINANCIAL TRUST, a Delaware statutory trust and assignee of Healthcare Finance Group, LLC, as administrative agent and collateral agent for the Lenders (together with its successors and permitted assigns in such capacities, the “Agent”).

BACKGROUND

A. Loan Parties, Lenders and Agent entered into that certain Revolving Loan and Security Agreement dated as of June 7, 2013 (together with all existing and future amendments, restatements, modifications, extensions, consolidations and substitutions, the “Loan Agreement”), and certain related “Loan Documents” (as defined in the Loan Agreement) evidencing certain financing arrangements among Agent, Lenders and Loan Parties as more particularly described therein. All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. Loan Parties have requested, and Lenders and Agent have agreed, to amend certain provisions of the Loan Agreement, in each case on the terms and conditions set forth herein.

NOW THEREFORE, with the foregoing Background deemed incorporated by reference in this Amendment and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

1. AMENDMENTS. Upon the effectiveness of this Amendment, the Loan Agreement shall be amended as follows:

(i) Definitions. The definition of “Cash Burn” contained in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety as follows:

“Cash Burn” means for any period or as of any date, in each case with respect to the Loan Parties and their Subsidiaries on a consolidated basis, EBITDA plus to the extent deducted from net income in calculating EBITDA, all expenses of Loan Parties relating to research and development and legal costs, minus the sum of the following items to the extent actually paid in cash during such period, determined in each case in accordance with GAAP: (i) the greater of (x) scheduled principal payments of long term Debt and Capital Leases to be made during such period and (y) actual principal payments of long term Debt and Capital Leases made during such period, (ii) if Liquidity as of the last day of the fiscal quarter for which Cash Burn is being tested is less than or equal to $7,000,000, Capital Expenditures made during such period (to the extent not funded by permitted purchase money loans or Capital Leases), (iii) interest expense during such period (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest), (iv) taxes during such period based on the Loan Parties’ and their Subsidiaries income, (v) the aggregate amount of Distributions, and other advances, and loans to officers, Affiliates, and shareholders made during such period, and (vi) any required minimum pension plan payments. For the avoidance of doubt, if Liquidity as of the last day of the fiscal quarter for which Cash Burn is being tested is greater than $7,000,000, Capital Expenditures for such period shall not be deducted from EBITDA in calculating Cash Burn.

(ii) Definitions. The definition of “Liquidity” shall be added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

“Liquidity” means an amount equal to the sum of (1) the aggregate amount of cash on the most recent balance sheet delivered to Agent pursuant to Section 8.5 hereof, plus (2) the positive difference, if any between (A) the Adjusted Borrowing Limit and (B) the sum of the then Outstanding Balance of the Revolving Loan.

2. EFFECTIVENESS CONDITIONS. The effectiveness of this Amendment is conditioned upon the satisfaction of each of the conditions set forth below (as determined by Agent in its sole discretion) (the “Effectiveness Conditions”):

(a) Execution and delivery of this Amendment by the parties hereto;

(b) Receipt of an amendment fee of $15,000.00 which fee is fully earned and due and payable as of the date hereof;

(c) No Default or Event of Default shall have occurred and be continuing;

(d) Receipt by Agent of such other documents, instruments, agreements or information as may otherwise be or have been reasonably requested by Agent; and

(e) Payment of any and all costs, fees and expenses of Agent and Lenders, including reasonable attorneys’ fees, in connection with this Amendment and the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES. Each Loan Party represents, warrants and acknowledges to Lenders and Agent as follows:

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(a) It is duly formed, organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified.

(b) This Amendment has been duly executed and delivered by such Loan Party and is in full force and effect as of the date hereof and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms;

(c) Such Loan Party has taken all necessary authorizing action to authorize the execution, delivery, and performance of this Amendment and each document, instrument and agreement to be delivered in connection herewith;

(d) The execution, delivery and performance by each Loan Party of this Amendment and the Loan Documents to which it is a party and any other documents delivered or to be delivered by it thereunder (i) are within its corporate powers; (ii) have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable; (iii) do not contravene its organizational documents, any material law, rule, or regulation applicable to it (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, licensing, and privacy), any provision of any contractual restriction binding on or affecting it or any material portion of its Property, or any order, writ, judgment, award, injunction or decree binding on or affecting it or its Property; and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to its operations or any of its Properties;

(e) All warranties and representations made to Agent and/or Lenders under the Loan Agreement and the Loan Documents (as and if specifically amended herein) are true and correct in all material respects (except for representations and warranties qualified by materiality or Material Adverse Effect, which shall be true in all respects) as of the date hereof (except any representation or warranty that expressly indicates that it is being made as of a specified date, in which case each such representation or warranty is true and correct as of the date specified).

4. REAFFIRMATION. Except as expressly amended hereby, all of the terms and conditions of the Loan Agreement and the other Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. This Amendment shall be deemed incorporated into and made a part of the Loan Agreement, and all references to the Loan Agreement in any Loan Document (including the Loan Agreement) shall mean the Loan Agreement as modified by this Amendment. The Loan Documents and this Amendment shall be construed as integrated and complementary of each other, and as augmenting and not restricting Agent’s and/or Lender’s rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control. Each Loan Party hereby also confirms and ratifies in all respects the Lender Debt outstanding under the Loan Documents, and acknowledges that the Loan Documents shall continue in full force and effect as therein written except as amended hereby and that no claims, counterclaims, offsets or defenses arising out of or with respect to the Lender Debt under the Loan Documents exist. Each Loan

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Party hereby confirms that all security interests at any time granted by it to Agent continue in full force and effect and secure and shall continue to secure the Lender Debt, so long as any such liabilities or obligations remain outstanding and that all property subject thereto remain free and clear of any liens or encumbrances other than Permitted Liens. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent’s existing security interest in and liens upon the Collateral.

5. RESERVED.

6. MISCELLANEOUS.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts (including by facsimile or email transmission of executed signature pages hereto), each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Signature by facsimile or other electronic transmission (including PDF) shall bind the parties hereto.

(b) Third-Party Rights. No rights are intended to be created hereunder for the benefit of any third-party donee, creditor or incidental beneficiary or any affiliate of any Borrower.

(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

(e) Survival. All warranties, representations and covenants made by Borrowers herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by them or on their behalf under this Amendment, shall be considered to have been relied upon by Agent and Lenders. All statements in any such certificate or other instrument shall constitute warranties and representations by Loan Parties hereunder. All warranties, representations, indemnities and covenants made by Loan Parties hereunder or under any other agreement or instrument shall be deemed continuing until the Lender Debt is indefeasibly paid and satisfied in full.

(f) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action, as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

(g) Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. No delegation by Borrowers of any duty or obligation of performance may be made or is intended to be made to Lender.

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(h) GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATED TO THIS AGREEMENT, SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS GRANTED HEREUNDER, OR REMEDIES RELATED THERETO, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(i) WAIVER OF JURY TRIAL, JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER RELATED TO THIS AMENDMENT, AND HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT. IN ANY SUCH LITIGATION, EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE PARTIES HERETO AT THEIR ADDRESSES SET FORTH ON SCHEDULE I TO THE LOAN AGREEMENT.

[SIGNATURES TO APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:	ENZO BIOCHEM, INC.

	By:	/s/ James O’Brien
	Name:	James O’Brien
	Title:	EVP Finance

ENZO CLINICAL LABS, INC.

	By:	/s/ James O’Brien
	Name:	James O’Brien
	Title:	EVP Finance

ENZO LIFE SCIENCES, INC.

	By:	/s/ James O’Brien
	Name:	James O’Brien
	Title:	EVP Finance

AXXORA, LLC

	By:	/s/ James O’Brien
	Name:	James O’Brien
	Title:	EVP Finance

ENZO REALTY LLC

	By:	/s/ James O’Brien
	Name:	James O’Brien
	Title:	EVP Finance

GUARANTOR:	ENZO THERAPEUTICS, INC.

	By:	/s/ James O’Brien
	Name:	James O’Brien
	Title:	EVP Finance

[SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER]

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Agent:

MIDCAP FINANCIAL TRUST, assignee of Healthcare Finance Group, LLC, acting as administrative agent and collateral agent on behalf of Lender pursuant to Section 12.3 of the Loan Agreement

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

Lenders:

HFG HEALTHCO-4 TRUST, as Revolving Lender

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT AND WAIVER]

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